FREIGHT RECEIVABLES	12 Months Ended
Dec. 31, 2020
FREIGHT RECEIVABLES
FREIGHT RECEIVABLES

NOTE 10 – FREIGHT RECEIVABLES

USDm	2020	2019	2018
Analysis as of 31 December of freight receivables:
Gross freight receivables:
Not due	17.9	39.8	44.0
Due < 30 days	10.8	22.5	18.8
Due between 30 and 180 days	23.7	25.3	20.5
Due > 180 days	12.0	6.0	4.4
Total gross	64.4	93.6	87.7
Allowance for expected credit loss	5.8	3.7	1.7
Total net	58.6	89.9	86.0

As of 31 December 2020, freight receivables included receivables at a value of USD 0.0m (2019: USD 0.0m 2018: USD 0.0m) that are individually determined to be impaired to a value of USD 0.0m (2019: USD 0.0m, 2018: USD 0.0m).

Management makes allowance for expected credit loss based on the simplified approach to provide for expected credit losses, which permits the use of the lifetime expected loss provision for all trade receivables. Expected credit loss for receivables overdue more than 180 days is 25%-100%, depending on the category of the receivable. Expected credit loss for receivables overdue more than one year is 100%.

Movements in provisions for impairment of freight receivables during the year are as follows:

USDm	2020	2019	2018
Allowance for expected credit loss
Balance as of 1 January	3.7	1.7	1.3
Adjustment to prior years	—	1.5	—
Provisions for the year	3.1	2.4	1.7
Provisions reversed during the year	(1.0)	(1.9)	(1.0)
Provisions utilized during the year	—	—	(0.3)
Balance as of 31 December	5.8	3.7	1.7

Allowance for expected credit loss of freight receivables have been recognized in the income statement under "Port expenses, bunkers and commissions".

Allowance for expected credit loss of freight receivables is calculated using an ageing factor as well as a specific customer knowledge and is based on a provision matrix on days past due.

All allowance for expected credit loss relates to receivables Due > 180 days.